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                                                              EXHIBIT 10.17


                           FIRST AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


         This Amended and Restated Registration Rights Agreement (this "AGREEMENT"), dated as of July 12, 1999, is made by and among:

         (i) VIP Calling, Inc., a Delaware corporation (the "COMPANY");

         (ii) undersigned holders of at least a majority of the Registrable Shares (as such term is defined in that certain Registration Rights Agreement, by and among the Company and certain of its stockholders, dated as of October 24, 1997, as amended as of August 26, 1998 (the "EXISTING AGREEMENT"); and

         (iii) each person or entity that subsequently becomes a party hereto by executing and delivering to the Company an Instrument of Adherence substantially in the form attached as EXHIBIT A hereto.

                                    PREAMBLE

         WHEREAS, the Company and the holders of shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "SERIES A PREFERRED STOCK") and the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED STOCK") are parties to the Existing Agreement;

         WHEREAS, in connection with the Company's sale and issuance of up to 5,775,000 shares of Series C Convertible Preferred Stock, par value $.001 per share (the "SERIES C PREFERRED STOCK"), to certain purchasers thereof (the "SERIES C INVESTORS"), the parties to the Existing Agreement wish to extend to the Series C Investors, certain rights and obligations contained in the Existing Agreement; and

         WHEREAS, parties to the Existing Agreement wish to amend and restate the terms of the Existing Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto hereby agree that the Existing Agreement is amended and restated in its entirety as follows:

         1. DEFINITIONS. In addition to those terms defined elsewhere in this Agreement, the following terms as used herein shall have the following meanings:

                  "COMMISSION" shall mean the U.S. Securities and Exchange Commission.

                  "COMMON STOCK" shall mean the Class A Common Stock, par value $.001 per share, of the Company (or such other security of the Company into which such Class A Common Stock may be subsequently reconstituted).

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                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "INVESTOR" shall mean each party to the Existing Agreement (other than the Company), each Series C Investor and any Permitted Transferee thereof.

                  "PERMITTED TRANSFEREE" shall mean any Person that (a) purchases or otherwise acquires Registrable Shares from an affiliated Investor, (b) alone or together with one or more affiliates, purchases or otherwise acquires at least 250,000 Registrable Shares from one or more Investors or (c) acquires any Registrable Shares from an Investor or Permitted Transferee that is a partnership or limited liability company (provided such Person is a partner or member, respectively, of such entity or an affiliate thereof); PROVIDED that, in each case, such Person becomes an "INVESTOR" party to this Agreement by executing and delivering to the Company an Instrument of Adherence substantially in the form of EXHIBIT A hereto.

                  "PERSON" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

                  "REGISTRABLE SHARES" shall mean any or all of the shares of Common Stock issued upon conversion of any or all of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock; PROVIDED, HOWEVER, that, with respect to each Investor, such securities shall cease to be Registrable Shares on the earlier of (i) the fifth anniversary of the closing of the first firm commitment public offering of shares of capital stock of the Company pursuant to the Securities Act (the "IPO") or (ii) the date on which such Investor is first entitled to sell all of such shares of Common Stock pursuant to the provisions of Rule 144 in any three-month period.

                  "RULE 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

                  "SECURITIES ACT" shall mean the U.S. Securities Act of 1933, as amended.


         2.   DEMAND REGISTRATION RIGHTS.

         2.1. REGISTRATION UPON REQUEST. Subject to the provisions of Section
2.4 below, at any time or from time to time, Investors holding thirty (30) percent of the Registrable Shares then outstanding may notify the Company in writing that such Investors desire for the Company to cause all or a portion of the Registrable Shares to be registered under the Securities Act pursuant to this Section 2.1; PROVIDED that the Registrable Shares to be so registered by such Investors shall have an aggregate proposed sales price of at least $1,000,000. Thereafter, the Company shall promptly give to each Investor written notice of such demand for registration. Upon the written request of any Investor given within ten days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such Investor, to the extent requested to be registered. Thereafter, subject to the

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conditions, limitations and provisions set forth below in Sections 2.3, 2.4 and 5, the Company shall promptly prepare and file, and use its best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering all of those Registrable Shares with respect to which registration under the Securities Act has been requested by the requesting Investors; PROVIDED that, if the Company has been given a notice of the type specified in Section 2.1 or 4.1, the Company is not at such time continuing to pursue the registration referred to in such notice. Subject to the provisions of Section 2.3 below, the Company may include in any registration pursuant to this Section 2.1 additional shares of Common Stock for sale for its own account or for the account of any other Person.

         2.2. SELECTION OF UNDERWRITERS. If a registration pursuant to Section
2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by the Investors who own the Registrable Shares being so registered, PROVIDED that such underwriter or underwriters shall be reasonably acceptable to the Company. The Company covenants that it shall not unreasonably withhold its acceptance of any such underwriter or underwriters.

         2.3. PRIORITY OF DEMAND REGISTRATIONS. If a registration pursuant to
Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the Investors, pro rata among the Investors on the basis of the number of Registrable Shares requested to be registered in such registration and (ii) second, the other shares of Common Stock of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

         2.4. LIMITATION ON REGISTRATIONS. The Company shall not be required to effect more than two (2) registrations pursuant to Section 2.1.

         2.5. LIMITATION ON REQUESTS. Notwithstanding anything in this Section 2 to the contrary, the Investor may not request a registration pursuant to Section
2.1 prior to (i) June 30, 2001 or (ii) during the 180-day period following the closing of the IPO. For purposes of this Agreement, a registration shall be deemed to have been effected by the Company if the registration statement relating thereto has been declared effective by the Commission or if such registration statement, after having been filed with the Commission, is, through no fault of the Company, withdrawn, abandoned or otherwise not declared effective within sixty (60) days of the filing thereof.

         3.   PIGGYBACK REGISTRATION RIGHTS.

         3.1. REGISTRATION. If at any time after the IPO, the Company proposes to register any of its Common Stock under the Securities Act, whether for its own account or for the account of any stockholder of the Company or pursuant to registration rights granted to holders of securities of the Company (but excluding in all cases any registrations pursuant to Sections 2 or 4 hereof or any registrations to be effected on Forms S-4 or S-8 or any applicable successor Forms), the Company shall, each such time, give to each Investor written notice of its intent to do so. Upon the written request of any Investor given within ten days after the giving of any such notice by the

Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such Investor, to the extent requested to be registered, subject to Section 3.2; PROVIDED that such Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company purposes to register.

         3.2. PRIORITY OF THE COMPANY SHARES. In connection with any offering involving an underwriting of shares being issued by the Company or being sold pursuant to any demand registration rights of any stockholder of the Company, the Company shall not be required under Section 3.1 to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting as agreed upon between the Company and/or the stockholder(s) exercising demand registration rights, as applicable, and the underwriters selected by the Company and/or such stockholders, and then only in such quantity as (without any reduction in the numbers of shares to be sold for the account of the Company and any such stockholders) will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company or such stockholders. If the total number of shares of Common Stock which all selling stockholders of the Company, including any Investors, request to be included in any offering exceeds the number of shares which the underwriters believe to be compatible with the success of the offering, the Company shall only be required to include in the offering so many of shares of stockholders (including any Investors) exercising piggy-back registration rights, pro rata among the Investors and other stockholders exercising piggy-back registration rights on the basis of the number of shares requested to be registered in such registration, as the underwriters believe will not (without any reduction in the number of shares to be sold for the account of the Company and any stockholder(s) exercising demand registration rights) jeopardize the success of the offering.

         4.   FORM S-3 REGISTRATION.

         4.1. REGISTRATION UPON REQUEST. In the event that the Company shall receive from Investors holding twenty (20) percent of the Registrable Shares then outstanding a written request or requests that the Company effect a registration on Form S-3 (or any applicable successor Form) with respect to all or a part of the Registrable Shares owned by such Investors, then the Company will promptly use its best efforts to effect such registration of all or such portion of such Investors' Registrable Shares as are specified in such request; PROVIDED that, if the Company has been given a notice of the type specified in
Section 2.1, 3 or this Section 4.1, the Company is not at such time continuing to pursue the registration referred to in such notice. Promptly after receipt by the Company of a notice requesting registration pursuant to this Section 4.1, the Company shall give to each Investor written notice of such request for registration. Upon the written request of any Investor given within ten days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such Investor, to the extent requested to be registered. Subject to Section 4.3, the Company may include in any registration pursuant to this Section 4.1 additional shares of Common Stock for sale for its own account or for the account of any other Person. No registration under this Section 4.1 shall be underwritten unless the Company shall otherwise elect in its sole and absolute discretion.

         4.2. SELECTION OF UNDERWRITERS. If a registration pursuant to Section
4.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company.

         4.3. PRIORITY OF DEMAND REGISTRATIONS. If a registration pursuant to
Section 4.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the requesting Investors and (ii) second, the other shares of Common Stock of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

         4.4. LIMITATION ON REGISTRATIONS. Notwithstanding anything to the contrary in this Section 4, the Company shall not be required to effect any registration pursuant to Section 4.1 unless the Registrable Shares to be so registered shall have an aggregate proposed sales price of at least $1,000,000.

         5. DEFERRAL. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to file a registration statement pursuant to
Section 2, 3 or 4 shall be deferred for a period not to exceed 90 days in any 12-month period if the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested would materially adversely affect a pending or proposed public offering of Common Stock, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations, discussions or pending proposals with respect thereto.

         6.  ADDITIONAL OBLIGATIONS OF THE COMPANY.

         Whenever the Company is required under Section 2, 3 or 4 to use its best efforts to effect the registration of any of the Registrable Shares of any Investor, the Company shall promptly:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective; PROVIDED, however that the Company shall in no event be obligated to cause any such registration to remain effective for more than 180 days;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) Furnish to such Investor such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of such Registrable Shares; and

                  (d) Use its best efforts to register and qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and PROVIDED FURTHER that (anything in Section 8 to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then each Investor shall, to the extent required by such jurisdiction, pay its PRO RATA share of selling expenses.

         7.  FURNISH INFORMATION.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that any Investor requesting registration of any of such Investor's Registrable Shares shall furnish to the Company such information regarding such Investor, the Registrable Shares held by such Investor, the proposed plan of distribution of such Registrable Shares, and any other information as the Company shall reasonably request and as shall be required in order to effect any such registration by the Company.


         8.  EXPENSES.

         All expenses incurred in connection with a registration pursuant to this Agreement (excluding underwriting commissions and discounts), including without limitation reasonable fees and disbursements of one special counsel for the selling Investors, all registration and qualification fees, printing costs, and fees and disbursements of counsel for the Company, shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for blue sky registration or qualification expenses in connection with states in which the Company is not registering or qualifying its original issue shares or Registrable Shares of Investors upon exercise of their demand registration rights.

         9.   INDEMNIFICATION.

         9.1. INDEMNIFICATION. In the event that any Registrable Shares of any Investor are included in a registration statement pursuant to this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless such Investor, any underwriter (as defined in the Securities Act) for the Company, and each officer and director of such Investor or such underwriter and each Person, if any, who controls such Investor or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and will reimburse the Investor, such underwriter or such officer, director or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it primarily arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished expressly for use in connection with such registration by such Investor, any underwriter for such Investor or controlling Person with respect to such Investor.

                  (b) To the extent permitted by law, such Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling Person, or underwriter may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by the Investor expressly for use in connection with such registration; and the Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 9.1(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Investor against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

                  (c) Promptly after receipt by an indemnified party under this
         Section 9.1 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.1, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9.1 only if and to the extent such failure to promptly notify was prejudicial to its ability to defend such action, and the omission so to notify the indemnifying party will not relieve the indemnifying party of any liability which he may have to any indemnified party otherwise other than under this Section 9.1.

                  (d) If the indemnification provided for in this Subsection 9.1 is held by a court of competent jurisdiction to be unavailable or insufficient to hold harmless an indemnified party under this Subsection 9.1, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the claims, losses, damages or liabilities (or actions in respect thereof) referred to in Subsection
         (a) or (b) of this Section 9.1 (i) in such proportion as is appropriate to reflect the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such claims, losses, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative considerations referred to in clause (i) above but also the relative benefit to each indemnifying party. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Subsection 9.1(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this Section 9.1(d). The amount paid by an indemnified party as a result of the claims, losses, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this Section 9.1(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim that is the subject of this Subsection 9.1(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Notwithstanding the foregoing, the liability of each Investor under this Subsection 9.1 shall be limited to an amount equal to the net proceeds of the shares sold by such Investor.

         9.2. OVERRIDE. Notwithstanding anything in this Section 9 to the contrary, if, in connection with an underwritten public offering of the Registrable Shares, the Company, any Investor and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification as between the Company and such Investor, then the indemnification provision of this Section 9 shall be deemed inoperative for purposes of such offering.

         10.  [deleted]

         11.  GENERAL.

         11.1 ADDITIONAL REGISTRATION RIGHTS. Without the prior consent of Investors holding a majority of the Registrable Shares then outstanding, the Company shall not grant to any other holder of the Company's securities registration rights that are superior to or in any way adversely affect the registration rights granted to the Investors hereunder.

         11.2. REMEDIES. In case that any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties to this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

         11.3. ASSIGNMENT. None of the parties to this Agreement shall assign or delegate any of their respective rights or obligations under this Agreement other parties hereto other than in connection with a transfer of securities of the Company made to a Permitted Transferee.

         11.4. SURVIVAL. The rights and obligations of the parties hereto set forth herein shall survive indefinitely, unless and until, by their respective terms, they are no longer applicable.

         11.5. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

         11.6. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

         (i)      If to the Company, to:

                  VIP Calling, Inc.
                  20 Second Avenue
                  Burlington, MA  01803
                  Fax:  781-505-7300
                  Attn: Ofer Gneezy, President

         with a copy to:

                  Bingham Dana LLP
                  150 Federal Street
                  Boston, MA 02110
                  Fax:  617-951-8736
                  Attn: David L. Engel, Esq.

         (ii) If to an Investor, to the address or addresses of such Investor set forth on the Instrument of Adherence to this Agreement executed and delivered to the Company by such Investor.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

         Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 11.6, when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or
(iii) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 11.6, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

         11.7. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively), with, but only with, the written consent of Investors holding of record at least a majority of the Registrable Shares outstanding at such time.

         11.8. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11.9. NO WAIVER OF FUTURE BREACH. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No assent, express or implied, by any party hereto to any breach in or default of any agreement or condition herein contained on the part of any other party hereto shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof by such other party.

         11.10. NO IMPLIED RIGHTS OR REMEDIES; THIRD PARTY BENEFICIARIES. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, firm or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement. Except as otherwise expressly provided in this Agreement, there are no intended third party beneficiaries under or by reason of this Agreement.

         11.11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         11.12. NOUNS AND PRONOUNS. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

         11.13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding choice of law rules thereof.

         11.14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this First Amended and Restated Registration Rights Agreement has been executed under seal by the parties hereto as of the day and year first above written.


                                              VIP CALLING, INC.



                                              By: /s/ Ofer Gneezy
                                                  ----------------------------
                                                  Ofer Gneezy, President



CHARLES RIVER VIII-A LLC                      MENLO VENTURES VII, L.P.
By: Charles River Friends VII, Inc.,          By: MV Management VII, L.L.C.,
Manager                                       its General Partner



By: /s/ Izhar Armony                          By: /s/ Mark Siegel
------------------------------                ---------------------------------
Name:                                         Name: Mark Siegel
Title:                                        Title: Managing Member




CHARLES RIVER LIMITED                         MENLO ENTREPRENEURS
PARTNERSHIP VIII, A                           FUND VII, L.P.
Limited Partnership                           By: MV Management VII, L.L.C.,
By: Charles River VIII GP                     its General Partner
Limited Partnership, General Partner


By: /s/ Izhar Armony                          By: /s/ Mark Siegel
------------------------------                ---------------------------------
Name:                                         Name: Mark Siegel
Title:                                        Title: Managing Member

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.



                                          By: /s/ Elizabeth T. Pawel
                                             -----------------------------------
                                          Name: Elizabeth T. Pawel
                                          Title:


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                               ____________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.



                                          By: /s/ Daniel H. Case III
                                             -----------------------------------
                                          Name: Daniel H. Case III
                                          Title:


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JUNE 29, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.



                                          By: /s/ Eric Zimits
                                             -----------------------------------
                                          Name: Eric Zimits
                                          Title: Managing Director


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JUNE 29, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.



                                          By: /s/ Timothy Baughman
                                             -----------------------------------
                                          Name: Timothy Baughman
                                          Title: Principal


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                          HAMBRECHT & QUIST EMPLOYEE VENTURE
                                          FUND, L.P. II

                                          By:    H&Q VENTURE MANAGEMENT, L.L.C.
                                          Its:   General Partner


                                          By: /s/ Robert N. Savoie
                                             -----------------------------------
                                          Name: Robert N. Savoie
                                          Its:  Tax Director, Attorney-in-Fact


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JULY 6, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.




                                          By: /s/ Richard Frawley
                                             -----------------------------------
                                          Name: Richard Frawley
                                          Title:


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JULY 12, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                           HAMBRECHT & QUIST CALIFORNIA

                                           By: /s/ Robert N. Savoie
                                             -----------------------------------
                                           Name: Robert N. Savoie
                                           Title: Tax Director, Attorney-in-Fact

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                           BAYVIEW INVESTORS, LTD.


                                           By: /s/ Dana Welch
                                             -----------------------------------
                                           Name: Dana Welch
                                           Title: Authorized Signatory


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JUNE 29, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                           NEW MEDIA INVESTORS III, L.L.C.


                                           By: /s/ Gary Wilkinson
                                             -----------------------------------
                                           Name: Gary Wilkinson
                                           Title: Managing Member


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.



                                           By: /s/ David L. Engel
                                             -----------------------------------
                                           Name: David L. Engel
                                           Title:


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                               TCV III (GP),
                               a Delaware General Partnership

                               By: Technology Crossover Management III, L.L.C., Its General Partner

                                           By: /s/ R. Bensky
                                             -----------------------------------
                                             Robert C. Bensky
                                             Chief Financial Officer

                                Address: Technology Crossover Ventures
                                         56 Main Street, Suite 210
                                         Millburn, NJ 07041
                                         Attention: Robert C. Bensky
                                         Phone: (973) 467-5320
                                         Fax: (973) 467-5323

                                with a copy to:

                                          Technology Crossover Ventures
                                          575 High Street, Suite 400
                                          Palo Alto, CA 94301
                                          Attn.: Richard H. Kimball
                                          Phone: (650) 614-8220
                                          Fax: (650) 614-8222


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                TCV III, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management III, L.L.C.,
                                    Its General Partner

                                           By: /s/ R. Bensky
                                             -----------------------------------
                                              Robert C. Bensky
                                              Chief Financial Officer

                                 Address: Technology Crossover Ventures
                                          56 Main Street, Suite 210
                                          Millburn, NJ 07041
                                          Attention: Robert C. Bensky
                                          Phone: (973) 467-5320
                                          Fax: (973) 467-5323

                                  with a copy to:

                                          Technology Crossover Ventures
                                          575 High Street, Suite 400
                                          Palo Alto, CA 94301
                                          Attn.: Richard H. Kimball
                                          Phone: (650) 614-8220
                                          Fax: (650) 614-8222


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                TCV III (Q), L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management III, L.L.C.,
                                    Its General Partner

                                          By: /s/ R. Bensky
                                             -----------------------------------
                                             Robert C. Bensky
                                             Chief Financial Officer

                                 Address: Technology Crossover Ventures
                                          56 Main Street, Suite 210
                                          Millburn, NJ 07041
                                          Attention: Robert C. Bensky
                                          Phone: (973) 467-5320
                                          Fax: (973) 467-5323

                                 with a copy to:

                                          Technology Crossover Ventures
                                          575 High Street, Suite 400
                                          Palo Alto, CA 94301
                                          Attn.: Richard H. Kimball
                                          Phone: (650) 614-8220
                                          Fax: (650) 614-8222


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                TCV III Strategic Partners, L.P.,
                                a Delaware Limited Partnership

                                By: Technology Crossover Management III, L.L.C.,
                                    Its General Partner

                                          By: /s/ R. Bensky
                                             -----------------------------------
                                              Robert C. Bensky
                                              Chief Financial Officer

                                 Address: Technology Crossover Ventures
                                          56 Main Street, Suite 210
                                          Millburn, NJ 07041
                                          Attention: Robert C. Bensky
                                          Phone: (973) 467-5320
                                          Fax: (973) 467-5323

                                 with a copy to:

                                          Technology Crossover Ventures
                                          575 High Street, Suite 400
                                          Palo Alto, CA 94301
                                          Attn.: Richard H. Kimball
                                          Phone: (650) 614-8220
                                          Fax: (650) 614-8222


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              ______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.




                                          By: /s/ Barry N. Hurwitz
                                             -----------------------------------
                                          Name: Barry N. Hurwitz
                                          Title:

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                             _________________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.




                                          By: /s/ John D. Sternfield
                                             -----------------------------------
                                          Name: John D. Sternfield
                                          Title: Principal

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JULY 16, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.




                                          By: /s/ Johan V. Brigham
                                             -----------------------------------
                                          Name: Johan V. Brigham


Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JULY 16, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.




                                          By: /s/ Tom J. Wippman
                                             -----------------------------------
                                              Manager and Authorized Agent

                                          Name: Porky Partners II, LLC

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                               ____________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.




                                          By: /s/ Edward Jackson
                                             -----------------------------------
                                          Name: Edward Jackson
                                          Title:

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                                  JULY 16, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.




                                          By: /s/ James A. Bell
                                             -----------------------------------
                                          Name: James A. Bell
                                          Title:

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              _______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.

                                         INTEGRAL CAPITAL PARTNERS IV
                                         MS SIDE FUND, L.P.

                                         By: Integral Capital Partners NBT, LLC,
                                             Its Manager

                                          By: /s/ Pamela Hagenah
                                             -----------------------------------
                                               A Manager

                                          Address: 2750 Sand Hill Road
                                                   Menlo Park, CA 94025
                                                   Fax No.: 650-233-0366

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                               _____________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.

                                        INTEGRAL CAPITAL PARTNERS IV, L.P.

                                        By: Integral Capital Management IV, LLC,
                                            Its General Partner

                                          By: /s/ Pamela Hagenah
                                             -----------------------------------
                                                  A Manager

                                         Address: 2750 Sand Hill Road
                                                  Menlo Park, CA 94025
                                                  FaxNo.: 650-233-0366

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE


                              _______________, 1999


     Reference is made to that certain First Amended and Restated Registration Rights Agreement, dated as of July 12, 1999, by and among VIP Calling, Inc., a Delaware corporation (the "COMPANY"), and the "Investor" parties thereto, as amended (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the undersigned's purchase on the date hereof of shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, the undersigned hereby agrees to become a party as of the date hereof to the Registration Rights Agreement as an "Investor" thereunder and that, as such, the undersigned shall be afforded all of the rights of and subject to all of the obligations of an Investor pursuant to the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.


                                          DIRIGO PARTNERS, LLC


                                          By: /s/ David Roux
                                             -----------------------------------
                                          Name: David Roux
                                          Title: Manager

Accepted:

VIP CALLING, INC.

By:
   -----------------------------